195 Church Street New Haven, CT 06510 www.newalliancebank.com
PRESS RELEASE
Contact: Paul McCraven Senior Vice President NewAlliance Bank 203 784 5001

NewAlliance Chairman, President and CEO Announces Her Decision
to Pursue Other Interests Following the Merger with First Niagara

Peyton R. Patterson will continue to lead NewAlliance through the close of the transaction, slated for April 2011

New Haven, CT, October 18, 2010 – NewAlliance Bancshares, Inc. (NYSE: NAL) Chairman, President and CEO Peyton R. Patterson informed employees and stakeholders today that she has decided to pursue other interests following the successful completion of NewAlliance’s merger with First Niagara Financial Group (Nasdaq: FNFG), which is expected in April 2011 pending shareholder and regulatory approval.  Ms. Patterson will continue to lead NewAlliance through the integration and transition process, up until the close of the transaction. She did not share specific details about her plans for the future beyond saying that her decision was purely personal.

Ms. Patterson has been with NewAlliance, formerly New Haven Savings Bank, since 2002 and has played a transformative role in creating the fourth largest bank headquartered in New England. She led the company’s $1 billion IPO in 2004, and made a series of acquisitions that quadrupled the size of the bank over six years.  She maintained the bank’s rigorous risk standards, high capital levels, and best-practices corporate governance practices leading up to and throughout the financial crisis.  Additionally, she oversaw the creation and funding of the NewAlliance Foundation, which has become one of the major philanthropic organizations in the region.

In August, NewAlliance and First Niagara Financial Group announced plans to merge, bringing together two of the best financial services brands in the country at a point when both companies operate from positions of great strength.  The combined company will be one of the top 25 banks in the United States, with more than $29 billion in assets, $14 billion in loans and $18 billion in deposits, as well as more than 5,000 employees and 340 branches in Connecticut, Massachusetts, New York and Pennsylvania.

“I couldn’t be more proud of what we’ve accomplished at NewAlliance, and the strength of the organization as it moves forward in the next chapter of its history,” said Ms. Patterson.  “From the combined bank’s balance sheet to the depth of its management team to its genuine commitment to community, this is a role model financial institution.  My primary focus through closing of the transaction is to ensure a smooth transition and successful integration for our employees and uninterrupted service for our customers.”

First Niagara and NewAlliance continue to expect to close the banks’ merger early in April 2011.  To that end, last month, First Niagara filed a registration statement on Form S-4 with the Securities and Exchange Commission as part of the customary shareholder approval process.  Later this month, the banks will submit applications to the Federal Reserve System and the Office of the Comptroller of the Currency seeking federal regulatory approval of the planned merger.  Also by the end of this month, the banks will submit an application to the Connecticut Department of Banking seeking a standard “notice of intention not to disapprove the merger.”

About NewAlliance Bancshares
NewAlliance Bancshares is a New Haven, Connecticut headquartered regional banking and financial services company and the parent company of NewAlliance Bank, the third largest bank headquartered in Connecticut and fourth largest headquartered in New England.  NewAlliance Bank has a network of 88 branches in Connecticut and western Massachusetts with assets of $8.7 billion.  NewAlliance Bank provides a full range of consumer and commercial banking products and services, trust services and investment and insurance products and services.  The bank’s website is at www.newalliancebank.com.  Shareholders are encouraged to monitor the investor relations section of the company’s website.

Additional Information for Stockholders
In connection with the proposed merger, First Niagara Financial Group, Inc. (“First Niagara”) has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of NewAlliance Bancshares, Inc. (“NewAlliance”) and a Proxy Statement/Prospectus of First Niagara, as well as other relevant documents concerning the proposed transaction.  A definitive Proxy Statement/Prospectus will be mailed to stockholders of NewAlliance and a definitive Proxy Statement will be mailed to stockholders of First Niagara after the Registration Statement is declared effective. The Registration Statement has not yet become effective. Stockholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  You may obtain a free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about First Niagara and NewAlliance at the SEC’s Internet site (http://www.sec.gov).  You may also obtain these documents, free of charge, from First Niagara at www.fnfg.com under the tab “Investor Relations” and then under the heading “Documents” or from NewAlliance by accessing NewAlliance’s website at www.newalliancebank.com under the tab “Investors” and then under the heading “SEC Filings.”

First Niagara and NewAlliance and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NewAlliance in connection with the proposed merger.  Information about the directors and executive officers of First Niagara is set forth in the proxy statement for First Niagara’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 19, 2010.  Information about the directors and executive officers of NewAlliance is set forth in the proxy statement for NewAlliance’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 11, 2010.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger.  You may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements
Certain statements contained in this release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:  local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Forward-looking statements speak only as of the date on which such statements are made.  We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

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